Investor Update 12/31/2021 Peapack-Gladstone Bank Peapack Private Wealth Management The Q4 2021 Investor Update should be read in conjunction with the Q4 2021 Earnings Release issued on January 28, 2022. Exhibit 99.1

Statement Regarding Forward-Looking Information This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and may include expressions about Management’s strategies and Management’s expectations about financial results, new and existing programs and products, investments, relationships, opportunities and market conditions. These statements may be identified by such forward-looking terminology as “expect,” “look,” “believe,” “anticipate,” “may,” or similar statements or variations of such terms. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to: 1) our ability to successfully grow our business and implement our strategic plan, including our ability to generate revenues to offset the increased personnel and other costs related to the strategic plan; 2) the impact of anticipated higher operating expenses in 2022 and beyond; 3) our ability to successfully integrate wealth management firm acquisitions; 4) our ability to manage our growth; 5) our ability to successfully integrate our expanded employee base; 6) an unexpected decline in the economy, in particular in our New Jersey and New York market areas; 7) declines in our net interest margin caused by the interest rate environment (including the shape of the yield curve) and our highly competitive market; 8) declines in the value in our investment portfolio; 9) impact on our business from a pandemic event on our business, operations, customers, allowance for loan losses, and capital levels; 10) higher than expected increases in our allowance for loan and lease losses; 11) higher than expected increases in loan and lease losses or in the level of nonperforming loans; 12) changes in interest rates; 13) a decline in real estate values within our market areas; 14) legislative and regulatory actions (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act, Basel III and related regulations) that may result in increased compliance costs; 15) changes in monetary policy by the Federal Reserve Board; 16) changes to tax or accounting matters; 17) successful cyberattacks against our IT infrastructure and that of our IT providers; 18) higher than expected FDIC insurance premiums; 19) adverse weather conditions; 20) our ability to successfully generate business in new geographic markets; 21) a reduction in our lower-cost funding sources; 22) our ability to adapt to technological changes; 23) claims and litigation pertaining to fiduciary responsibility, environmental laws and other matters; 24) our ability to retain key employees; 25) demands for loans and deposits in our market areas; 26) adverse changes in securities markets and 27) other unexpected material adverse changes in our operations or earnings. Further, given its ongoing and dynamic nature, it is difficult to predict the full impact of the COVID-19 outbreak on our business. The extent of such impact will depend on future developments, which are highly uncertain, including when the coronavirus can be controlled and abated. As the result of the COVID-19 pandemic and the related adverse local and national economic consequences, we could be subject to any of the following risks, any of which could have a material, adverse effect on our business, financial condition, liquidity, and results of operations: 1) demand for our products and services may decline, making it difficult to grow assets and income; 2) if the economy worsens, loan delinquencies, problem assets, and foreclosures may increase, resulting in increased charges and reduced income; 3) collateral for loans, especially real estate, may decline in value, which could cause loan losses to increase; 4) our allowance for loan losses may increase if borrowers experience financial difficulties, which will adversely affect our net income; 5) the net worth and liquidity of loan guarantors may decline, impairing their ability to honor commitments to us; 6) a material decrease in net income or a net loss over several quarters could result in the elimination or a decrease in the rate of our quarterly cash dividend; 7) our wealth management revenues may decline with continuing market turmoil; 8) our cyber security risks are increased as the result of an increase in the number of employees working remotely; and 9) FDIC premiums may increase if the agency experience additional resolution costs. The Company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations. Although we believe that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements.   2

2021 was a record year: revenue up 11%; pretax income before provision for loan losses up 31%; net income up 116%. Peapack Private Wealth Management had a record year as income grew $12MM or 30% and ended the year at $11.1B in AUM/AUA. Total fee income grew $17MM or 31% (excluding PPP gains) to a record $71MM. Mortgage banking fee income totaled only $2MM and is not a material source of revenue. Effectively deployed excess liquidity (net loans up 15% excluding PPP). Core deposits grew 14% or $594MM and comprise 89% of total deposits. Continued to expand Net Interest Margin, up 21 bps from Q4 2020 to Q4 2021. Well positioned for rate hikes (40% of loans re-price within 90 days; 52% re-price within 1 year). Favorable asset-sensitivity profile relative to NJ peers (#1 out of 14). Repurchased 895K shares of stock; announced an additional 5% program. ABA Best Banks To Work For four years in a row. Investment grade ratings from Moody’s and Kroll. Year End Summary 3

Positive Operating Leverage Drives Solid Returns 2021 4 *Capital Markets consists of Mortgage Banking, SBA Lending, Corporate Advisory and Back-to-Back Swap fee income. 1 Adjusted Year Ended 2021 excludes gain on sale of PPP loans completed in Q2 2021 and PPP referral income received in Q2 2021.  Adjusted Year Ended 2020 excludes gain on sale of PPP loans completed in Q3 2020. 2 Adjusted Year Ended 2021 excludes income from life insurance proceeds that occurred in the Q2 and Q1 2021, respectively, loss related to unwinding of interest rate swaps in Q2 2021, gain/(loss) on sale of loans completed in Q4 and Q1 2021, respectively.  Adjusted Year Ended 2020 excludes gain/(loss) on sale of loans completed in Q1 2020. 3 Adjusted Year Ended 2021 excludes expense related to swap valuation expense in Q4 and Q3 2021, respectively, expense related to a corporate restructuring recorded in Q1 2021, expense related to the redemption of subordinated debt that occurred in Q2 2021.  Adjusted Year Ended 2020 excludes expense related to the prepayment of FHLB advances, valuation allowance of LHFS, consolidation of private banking offices, and a branch closure. 4 Return on average tangible common equity is calculated by dividing tangible common equity by annualized net income.  See Non-GAAP financial measures reconciliation table. +31% YOY and +24% YE 2019

Strong Revenue and Profitability Momentum Q4 2021 5 *Capital Markets consists of Mortgage Banking, SBA Lending, Corporate Advisory and Back-to-Back Swap fee income. 1 Q4 2021 Adjusted excludes loss on sale of loans completed in Q4 2021. 2 Q4 2021 Adjusted excludes expense related to swap valuation allowance.  Q4 2020 Adjusted excludes expense related to the prepayment of FHLB advances, valuation allowance of LHFS, and consolidation of private banking offices. 3 Return on average tangible common equity is calculated by dividing tangible common equity by annualized net income.  See Non-GAAP financial measures reconciliation table. +57% YOY and +30% Q4 2019

Quarterly Fee Income Improvement Driven by Peapack Private Wealth Management and Corporate Advisory 6 *Capital Markets consists of Corporate Advisory, Mortgage Banking, SBA Lending, and Back-to-Back Swap fee income. Total Noninterest Income as a % of Total Revenue: 33% 31% 34% Q4 2019 Q4 2020 Q4 2021 $15.5MM $14.4MM $19.0MM In 000’s $14.0MM $10.8MM $10.1MM +32% YOY and +22% 2019

AUM/AUA (000s) Fees (000s) Peapack Private Wealth Management At A Glance 7 $11.1B AUMs/AUAs 38% EBITDA Margin 2,700 Relationships 23% Revenue 4-yr CAGR $4.2MM Avg Relationship $840MM 2021 Gross Inflows

8 Peapack Private Wealth Management Organic Growth and Market Action are Driving Better Margins AUM/AUA (000s)

Commercial Banking At A Glance (Excludes MFL and PPP*) 9 $2.7B Y/E Outstandings <1% Construction Exposure $4.9MM SBA Fees 55% of Total Loans $3.5MM Corp Advisory Fee Income (in millions) $1,585 14% 4-yr CAGR *MFL equals $1.6B as of 12/31/2021 and PPP equals $14MM as of 12/31/2021. $2,100 $2,474 $2,658 $2,537

Commercial Banking Central to Core Deposit Growth 10 Full suite of digital and Treasury Mgmt solutions 17 BPS Core Deposit Cost “White Glove” Platinum Service Team $265MM Avg Deposits Per Branch $2.6MM in annual account analysis fees Core Deposits as a % of Total Deposits 12/31/2019 79% 12/31/2021 89% Increase of $1.36B in core deposits (including $427MM of noninterest bearing growth) since 12/31/2019 2 1 Core deposits include noninterest bearing demand, interest-bearing checking, money market, and savings. 2 Cost of core deposits include noninterest bearing demand. 12/31/2020 85% 1

11 YTD Loan Growth: 8% *Excludes PPP Loans. **Excludes $167MM of undrawn lines of credit. $4,208MM* $1,553MM** ($580MM) ($351MM) $4,830MM* Weighted Avg Coupon Rate: 3.39% 12/31/2020 Total Loan Balance 12/31/2021 Total Loan Balance Other Accelerated Prepayments & Net LOC Draws Contractual Repayments Funding on New Facilities Total Loan Growth +15% YOY

NIM (as reported) (%) 12 Net Interest Margin Improved in 2021 and Will Expand with Rising Rates 1-Month Libor @ Period End 0.144% 0.111% 0.101% 0.080% 0.101% The anticipated impact to Net Interest Income from a +100 bps rate increase is conservatively estimated at 3% in Year 1 and 5% in Year 2. 40% of loans reprice within 3 months, 52% reprice within a year.

Balance Sheet Well Positioned for Future Rate Increases 13 Note: Financial data as of September 30, 2021. Rate-sensitive assets defined as assets scheduled to mature or reprice within one year. Source: S&P Global Market Intelligence Rate-sensitive Assets / Total Assets (%) PGC Rank #1 of 14 PGC Rank #7 of 19

14 PGC’s Valuation vs. Wealth Management Institutions Indicates Significant Upside Share Price Potential Note: Pricing data as of January 20, 2022; TBV as reported for the period ended September 30, 2021 and not pro forma for pending acquisitions. Wealth Management Institutions: UVSP – Univest Financial Corp., CATC – Cambridge Bancorp, WASH – Washington Trust Bancorp, and TMP - Tompkins Financial Corporation. Source: S&P Global Market Intelligence Price/TBV 178% Mean

Assuming M&A EBITDA multiples of 12-15x for established and growing wealth management firms indicates substantial embedded value in PGC’s wealth business (AUMs/AUAs over $10B): PGC Valuation: Sum-of-the-Parts Analysis Indicates Significant Upside Share Price Potential 15

Current TBV multiple lags peers and wealth management institutions providing potential share price appreciation. $11.1B wealth management business with significant value. Wealth management, commercial banking and capital markets activities provide a diverse and stable revenue stream. Total fee income 34% of total revenue for 2021. Attractive geographic franchise. PGC operates in three of the top 15 wealthiest counties in the U.S. Highly efficient branch network with deposit balances averaging $265MM per branch. Well positioned to benefit from rate increases. Core deposits totaled 89% of total deposits. Strong asset quality. Proven management team with track record of building a successful wealth management business and a full-service commercial bank including corporate advisory services. Investment grade ratings from both Moody’s and Kroll. Compelling Investment Considerations 16

Appendix Peapack-Gladstone Bank

Quarterly Income Statement Summary (Dollars in thousands, except per share data) 18 1 Q4 2021 Adjusted excludes loss on sale of loans of $265,000. 2 Q4 2021 Adjusted excludes expense related to swap valuation allowance of $893,000.  Q3 2021 Adjusted excludes expense related to swap valuation of $1.4 million. Q4 2020 Adjusted excludes expense related to the prepayment of FHLB advances of $4.8 million, valuation allowance of LHFS of $4.4 million, and consolidation of private banking offices of $210,000. 3 Return on average tangible common equity is calculated by dividing tangible common equity by annualized net income.  See Non-GAAP financial measures reconciliation table. 4 Efficiency Ratio calculated by dividing total noninterest expense, by net interest income and total noninterest income.

Annual Income Statement Summary (Dollars in thousands, except per share data) 19 1 12/31/2021 Adjusted excludes gain on sale of $1.1 million, referral income of $722,000 related to PPP income, a benefit of $455,000 from life insurance proceeds, and $842,000 loss related to the unwinding of $40 million of notional interest rate swaps.  12/31/2020 Adjusted excludes $7.4 million gain on sale of loans. 2 12/31/2021 Adjusted excludes $1.5 million of expense related to a corporate restructuring, $2.2 million related to a swap valuation allowance, $648,000 of expense related to the redemption of subordinated debt.  12/31/2020 Adjusted excludes $4.8 million for the FHLB Prepayment Penalty, $4.4 million for the valuation allowance on LHFS and $210,000 for two RIA’s move to Corporate Offices, $278,000 for a branch closure. 3 12/31/2020 Adjusted excludes $3.2 million tax benefit related to the carryback of NOLs to prior years. 4 Return on average tangible common equity is calculated by dividing tangible common equity by annualized net income.  See Non-GAAP financial measures reconciliation table. 5 Efficiency Ratio calculated by dividing total noninterest expense, by net interest income and total noninterest income.

Quarterly Balance Sheet Summary (Dollars in thousands) 20 1 Includes PPP loans of $14 million at December 31, 2021, $49 million at September 30, 2021, and $196 million at December 31, 2020.

Asset Quality 21 1 Increase at September 30, 2021 due to one large CRE loan with a retail component, located in Manhattan. 2 Amounts reflect TDRs that are paying according to restructured terms. 3 Amount excludes $1.1 million at December 31, 2021, $4.0 million at September 30, 2021, and $4.0 million at December 31, 2020 of TDRs included in nonaccrual loans. 4 Includes $6.9 million for one leasing credit due to a loan servicing issue at December 31, 2021. Payment was received in January 2022. 5 December 31, 2020 includes $1.3 million of residential loans that are classified as delinquent due to an escrow payment shortage due to a recent change in escrow payment requirement. 6 Total ALLL less specific reserves equals general ALLL.

Capital Summary 22 1 Tangible equity and tangible assets are calculated by excluding the balance of intangible assets from shareholders’ equity and total assets, respectively. Tangible equity as a percentage of tangible assets at period end is calculated by dividing tangible equity by tangible assets at period end.  See Non-GAAP financial measures reconciliation table. 2 Tangible book value per share excludes intangible assets.  Tangible book value per share is calculated by dividing tangible equity by period end common shares outstanding.  See Non-GAAP financial measures reconciliation table.

Quarter Non-GAAP Financial Measures Reconciliation (Dollars in thousands, except per share data) 23 We believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our financial position, results and ratios.  Our management internally assesses our performance based, in part, on these measures.  However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures.  As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titles measures reported by other companies.

Annual Non-GAAP Financial Measures Reconciliation (Dollars in thousands, except per share data) 24 We believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our financial position, results and ratios.  Our management internally assesses our performance based, in part, on these measures.  However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures.  As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titles measures reported by other companies.

Peapack-Gladstone Financial Corporation 500 Hills Drive, Suite 300 P.O. Box 700 Bedminster, New Jersey 07921 (908) 234-0700 www.pgbank.com Douglas L. Kennedy President & Chief Executive Officer (908) 719-6554 dkennedy@pgbank.com Jeffrey J. Carfora Senior EVP & Chief Financial Officer (908) 719-4308 jcarfora@pgbank.com John P. Babcock Senior EVP & President of Peapack Private Wealth Management (908) 719-3301 jbabcock@pgbank.com Contacts Corporate Headquarters Contact 25